                              [PHOTO APPEARS HERE]

                             AIM CONSTELLATION FUND


[AIM LOGO APPEARS HERE]         ANNUAL REPORT                 OCTOBER 31, 1996

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The Fund's average annual total returns, including sales charges, for periods ended 9/30/96, the most recent calendar quarter-end, were as follows: one-year, 4.28% (10.37% excluding sales charges); five years, 18.54%; 10 years, 19.64%.
o AIM Constellation Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
         AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                            AIM CONSTELLATION FUND

                               For shareholders
                         who seek capital appreciation
                            through investments in
                              common stocks, with
                            emphasis on medium-size
                             and smaller emerging
                               growth companies.

                                                          The Chairman's Letter

                    Dear Shareholder:

                    As you may have heard in the financial news, A I M
     [PHOTO of      Management Group Inc. recently announced a significant
    CHARLES T.      event in our company's history--an agreement to merge with
       BAUER        INVESCO PLC, one of the world's largest independent
    Chairman of     investment management groups.
   the Board of          AIM has long been known for its strategic planning and
     the Fund,      forward thinking. In seeking this merger, AIM had specific
   APPEARS HERE     goals in choosing a partner: to better AIM's position to
                    succeed in an increasingly competitive financial services
environment, both in the U.S. and globally; to ensure the continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
     Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
     With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.

     Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
     Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
     The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.


Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                          ---------------------------
                               With INVESCO, AIM
                             achieves a strategic
                              combination with a
                          partner that offers comple-
                              mentary rather than
                            overlapping strengths.
                          ---------------------------

THE MANAGERS' OVERVIEW

FUND PORTFOLIO RESTRUCTURED
IN CHALLENGING MARKET

A roundtable discussion with the Fund management team for AIM Constellation
Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. THE MARKET HAS FAVORED LARGE-COMPANY STOCKS SINCE OCTOBER 1995. DID THIS AFFECT AIM CONSTELLATION FUND?
A. The market's preference for large-company stocks is evidenced by the 24.08% return for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) compared to the 16.61% total return posted for the Russell 2000 Index of small-company stocks and the 17.35% total return of the Standard & Poor's Mid-Cap Index (S&P 400).
     The Fund's total return of 11.26% for the year ended October 31, 1996, reflected this trend. It also reflects the volatile behavior of the technology sector during the fiscal year, especially during the fall of 1995, when the Fund was heavily invested in technology. From January 1, 1996, through October 31, 1996, the Fund's performance improved--the Fund's total return was 13.19% during that period, versus 9.03% for the Russell 2000 Index and 12.72% for the S&P 400.
     The Fund's long-term performance remains superb. From its inception in 1976 through October 31, 1996, the Fund's annual total return has averaged 18.65%. By contrast, average annual total return for the same period was 13.56% for the NASDAQ Composite Index and 14.30% for the S&P 500.*

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THESE CHALLENGING MARKET CONDITIONS?
A. Because of its large holdings in technology stocks, the Fund was vulnerable to that sector's broad-based decline in the fall of 1995. When the Fund's fiscal year opened, approximately 40% of its holdings were in such industries as semiconductors, computer peripherals and personal computer makers. By April 1996, that percentage had been reduced to approximately one-fourth of the portfolio, where it was at the close of the fiscal year. Thus, the Fund still had major holdings in the technology sector, but while reducing our exposure in that area, we also changed the nature of those holdings.
     For example, commodity-type semi-conductor producers were suffering from overcapacity and an inability to raise prices. Therefore, we reduced holdings of semiconductors from almost 17% of the portfolio at the opening of the fiscal year to just 2.68% at its close. Of course, the forces working against semi-conductor manufacturers buoy personal computer makers like Compaq and Dell, whose component costs decrease as a result. We have retained holdings of both these companies.
     Other thriving areas of the technology sector include companies that specialize in computer networking, such as portfolio holdings 3Com and Cisco Systems, Inc. And the drive to construct larger, more complex networked information systems is fueling growth for service providers who install and/or manage these networks. Computer software/services became our largest industry concentration, approximately 13% of the portfolio at the close of the fiscal year.
     The Fund also benefited from such technology holdings as Intel and Microsoft. New products like the Pentium Pro chip from Intel and Windows NT from Microsoft should help fuel another computer upgrade cycle for corporations. Overall, we are optimistic about the technology sector. It still appears to be the industry of the 1990s.

Q. WHAT OTHER INDUSTRIES DID YOU FIND ATTRACTIVE?
A. The health-care sector continued to provide opportunities, and we selectively expanded positions in retailing and in consumer cyclicals such as textiles.

Q. WHAT AREAS OF THE HEALTH-CARE SECTOR ARE DOING WELL?
A. Pharmaceutical stocks are very attractive. Often it is cheaper to treat a condition with drugs than through other interventions. In addition, a number of promising new medicines are coming to market and biotechnology is beginning to produce products. The portfolio includes Dura Pharmaceuticals, Inc., for instance, which develops treatments for respiratory ail-

MORNINGSTAR RATINGS

As of 10/31/96

                             FUNDS IN
                              EQUITY
        PERIOD     RATING   CATEGORY
        ------     ------   --------
        Overall     ****        N/A
        10 Years    *****       575
        5 Years      ***      1,031
        3 Years      ***      1,724

Morningstar's rating system of one (lowest) to five (highest) stars is based on risk and return ratios for three-, five-, and 10-year periods and considers all loads, expenses, and fees. Ratings compare funds with similar investment objectives and represent past performance, which is no guarantee of comparable future results.


* Data for the S&P 400 and the Russell 2000 indexes are not available for the 20-year period since the Fund's inception.

          See important Fund & index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 10/31/96

NUMBER OF HOLDINGS: 313

TOP 10 INDUSTRIES                     TOP 10 COMMON STOCKS

   1. Computer Software/Services      1. Microsoft Corp.
   2. Retail (Stores)                 2. Intel Corp.
   3. Medical (Patient Services)      3. Cisco Systems, Inc.
   4. Computer Networking             4. 3Com Corp.
   5. Telecommunications              5. Parametric Technology Corp.
   6. Medical (Instruments/Products)  6. HealthSouth Corp.
   7. Finance (Consumer Credit)       7. Sun Microsystems, Inc.
   8. Retail (Food & Drug)            8. Computer Associates International, Inc.
   9. Computers MINI/PCs              9. Cardinal Health, Inc.
  10. Semiconductors                 10. Cascade Communications Corp.

Of course the portfolio's composition is subject to change, and there is no assurance it will continue to hold any particular security.



ments and has a number of innovative products in the pipeline. Dura's revenues rose 97% this year. Another holding, Cardinal Health, Inc., specializes in pharmaceutical packaging and distribution services to hospitals and other care providers, streamlining the delivery of medicine. Its revenue and operating income are rising.
     Among patient care providers, cost control efforts have produced two trends.
     First, there is an emphasis on less costly alternatives to nursing home care or hospitalization. One example is assisted living centers, where the frail or elderly can live in a homelike atmosphere and receive help with daily tasks. Portfolio holding Manor Care, Inc. has one business unit devoted to this growing industry.
     A second trend has been consolidation. For example, through a series of strategic acquisitions, portfolio holding Health South Corp. opened its 1,000th location during 1996. HealthSouth operates outpatient surgery and rehabilitation centers as well as inpatient rehabilitation centers.
     A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to fuel demand. A new federal initiative in health-care seems unlikely, which means a more predictable environment for the industry. Additionally, industry consolidation has produced significant cost control and increased efficiency, and can be expected to continue.

Q. FINALLY, THE RETAIL SECTOR--WHAT DID YOU FIND ATTRACTIVE IN THIS AREA?
A. Many analysts are predicting a good Christmas season and New Year for retailers. Consumer confidence is high, bolstered by low unemployment and the absence of inflation. Nevertheless, this sector, like the market in general, has become defensive. Competition is intense. In retailing--and in cyclical consumer products as well--a powerful brand name matters.
     The Fund's holdings in these two areas are mainly high-visibility names, including The Gap, Inc., Home Depot, Inc., Tommy Hilfiger Corp., Nautica Enterprises, Inc., and Gucci Group NV. With us, it's not a sector that's attractive, but rather selected individual companies within a specific sector.
     As the reporting period closed, the portfolio was broadly diversified with 313 holdings. Of course, the portfolio's holdings are subject to change and there is no assurance it will continue to hold any particular security.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?
A. The bull market for stocks marked its sixth year in October, making it the longest in history. Analysts disagree on whether this will continue. Some consider the stock market overpriced after the huge runup in values the past two years. But many companies continue to report favorable earnings, even with a slower rate of growth. Good earnings are the most important indicator of a stock's future performance.
     We have had an unusual four-to-five-year period now when corporate earnings growth has been above the historic average. This fall, we finally saw evidence that the rate of growth has slowed. There also has been a trend back to large-capitalization stocks and away from the smaller-company stocks the market has favored so far during the 1990s. Such shifts in market sentiment occur periodically, and no one can predict when they will happen or how long they will last.
     Because no one can predict the future performance of the market, we intend to remain selective and patient, identifying appropriate holdings for the Fund's portfolio one security at a time. We remain confident that our earnings-driven investment practices can continue to produce very attractive long-term results.


                         ----------------------------
                              . . . .we intend to
                               remain selective
                           and patient, identifying
                         appropriate holdings for the
                               Fund's portfolio
                            one security at a time.
                         ----------------------------




          See important Fund & index disclosures inside front cover.

LONG-TERM PERFORMANCE

THE AIM CONSTELLATION FUND GROWTH STORY
GROWTH OF A $10,000 INVESTMENT: APRIL 30, 1976-OCTOBER 31, 1996

                                                (In thousands)
          AIM Constellation Fund    NASDAQ Composite Index    S&P 500    Cost of Living Index
4/30/76             9,443                    10,000            10,000            10,000
10/76               9,102                    10,030            10,319            10,321
10/77               8,575                    10,826             9,681            10,980
10/78              10,329                    12,336            10,290            11,961
10/79              15,619                    15,045            11,866            13,405
10/80              31,348                    21,401            15,676            15,116
10/81              30,638                    21,674            15,762            16,649
10/82              29,000                    23,604            18,336            17,504
10/83              40,569                    30,478            23,449            18,004
10/84              35,867                    27,423            24,926            18,770
10/85              39,649                    32,475            29,748            19,376
10/86              58,139                    40,050            39,608            19,661
10/87              56,748                    35,890            42,120            20,553
10/88              69,979                    42,458            48,368            21,426
10/89              94,817                    50,580            61,075            22,389
10/90              79,482                    36,616            56,485            23,797
10/91             141,356                    60,277            75,409            24,492
10/92             162,306                    67,181            82,896            25,276
10/93             208,732                    86,507            95,236            25,971
10/94             224,288                    85,311            98,922            26,649
10/95             299,259                   115,015           124,995            27,397
10/96             332,949                   135,602           155,022            28,128

Past performance is no guarantee of comparable future results.

                                 4/30/76      1977     1978     1979     1980     1981     1982     1983     1984     1985    1986
   Income Dividends Reinvested   $     0       155        0        0        0      851        0        0        0        0       0
      Capital Gains Reinvested   $     0         0        0        0        0    2,362    2,632        0    2,443        0       0
Total Distributions Reinvested   $     0       155        0       00        0    3,213    2,632        0    2,443        0       0
           Total Account Value   $ 9,443     8,575   10,329   15,619   31,348   30,638   29,000   40,569   35,867   39,649  58,139

                                    1987      1988      1989      1990      1991      1992      1993      1994      1995      1996
   Income Dividends Reinvested         0         0         0       101         0         0         0         0         0         0
      Capital Gains Reinvested    16,853    23,391     3,903    15,534         0     2,261         0         0     6,370     9,499
Total Distributions Reinvested    16,853    23,391     3,903    15,635         0     2,261         0         0     6,370     9,499
           Total Account Value    56,748    69,979    94,817    79,482   141,356   162,306   208,732   224,288   299,259   332,949

Data shown are as of the Fund's fiscal year-end. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO -- Registered Trademark --

AIM CONSTELLATION FUND VS. BENCHMARK INDEXES

The chart compares your Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500 or the NASDAQ Composite Index is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/96. Including sales charges.

Since Inception (4/30/76)       18.65%
 20 Years                       19.38
 10 Years                       18.40
  5 Years                       17.35
  1 Year                         5.14*

*11.26% excluding sales charges

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                     SHARES           VALUE
DOMESTIC COMMON STOCKS-84.91%

ADVERTISING/BROADCASTING-1.58%

American Radio Systems
  Corp.(a)(b)                          650,000   $     19,825,000
-----------------------------------------------------------------
CanWest Global Communications
  Corp.                              2,250,000         23,906,250
-----------------------------------------------------------------
Chancellor Corp.-Class A(a)(b)         500,000         16,125,000
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              750,000         54,750,000
-----------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                     787,500         22,837,500
-----------------------------------------------------------------
Jacor Communications, Inc.(a)        1,000,000         28,000,000
-----------------------------------------------------------------
Paxson Communications Corp.(a)       1,000,000          8,875,000
-----------------------------------------------------------------
True North Communications, Inc.        325,700          7,735,375
-----------------------------------------------------------------
                                                      182,054,125
-----------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS &
  TIRES-0.12%

Mark IV Industries, Inc.               656,250         14,191,406
-----------------------------------------------------------------
BANKING-0.55%
Bank of Boston Corp.                 1,000,000         64,000,000
-----------------------------------------------------------------
BIOTECHNOLOGY-0.73%
AMGEN Inc.(a)                        1,000,000         61,312,500
-----------------------------------------------------------------
Guidant Corp.                          500,000         23,062,500
-----------------------------------------------------------------
                                                       84,375,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.90%

AccuStaff, Inc.(a)                     500,000         13,375,000
-----------------------------------------------------------------
APAC Teleservices, Inc.(a)             200,000          9,225,000
-----------------------------------------------------------------
Career Horizons, Inc.(a)               350,000         14,218,750
-----------------------------------------------------------------
Corrections Corporation of
  America                              100,100          2,602,600
-----------------------------------------------------------------
CUC International, Inc.(a)             900,000         22,050,000
-----------------------------------------------------------------
Equifax, Inc.                          500,000         14,875,000
-----------------------------------------------------------------
HealthCare COMPARE Corp.(a)            493,900         21,731,600
-----------------------------------------------------------------
Paychex, Inc.                          100,000          5,700,000
-----------------------------------------------------------------
                                                      103,777,950
-----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.52%

Airgas, Inc.(a)                      1,857,400         42,023,675
-----------------------------------------------------------------
IMC Global, Inc.                       500,000         18,750,000
-----------------------------------------------------------------
                                                       60,773,675
-----------------------------------------------------------------

COMPUTER MINI/PCS-2.77%

Compaq Computer Corp.(a)             1,350,000         93,993,750
-----------------------------------------------------------------
Dell Computer Corp.(a)                 900,000         73,237,500
-----------------------------------------------------------------
Rational Software Corp.(a)           1,050,000         40,293,750
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,850,000        112,850,000
-----------------------------------------------------------------
                                                      320,375,000
-----------------------------------------------------------------

COMPUTER NETWORKING-5.83%

ACT Networks, Inc.(a)(b)               500,000         17,125,000
-----------------------------------------------------------------
Ascend Communications, Inc.(a)       1,486,800         97,199,550
-----------------------------------------------------------------
Auspex Systems, Inc.(a)                311,700          3,194,925
-----------------------------------------------------------------
Cabletron Systems, Inc.(a)           1,000,000         62,375,000
-----------------------------------------------------------------
Cascade Communications Corp.(a)      1,500,000        108,937,500
-----------------------------------------------------------------
Cisco Systems, Inc.(a)               2,500,000        154,687,500
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
COMPUTER NETWORKING-(CONTINUED)

FORE Systems, Inc.(a)                1,650,000   $     65,587,500
-----------------------------------------------------------------
Shiva Corp.(a)                         212,400          8,708,400
-----------------------------------------------------------------
Sync Research, Inc.(a)(b)              500,000          6,625,000
-----------------------------------------------------------------
3Com Corp.(a)                        2,000,000        135,250,000
-----------------------------------------------------------------
Xircom, Inc.(a)                        662,200         13,409,550
-----------------------------------------------------------------
                                                      673,099,925
-----------------------------------------------------------------

COMPUTER PERIPHERALS-1.39%

Adaptec, Inc.(a)                       500,000         30,437,500
-----------------------------------------------------------------
American Power Conversion
  Corp.(a)                             563,300         12,040,537
-----------------------------------------------------------------
Microchip Technology, Inc.(a)        1,000,050         36,251,812
-----------------------------------------------------------------
U.S. Robotics Corp.(a)               1,300,000         81,737,500
-----------------------------------------------------------------
                                                      160,467,349
-----------------------------------------------------------------

COMPUTER
  SOFTWARE/SERVICES-12.85%

Affiliated Computer Services,
  Inc.(a)                              245,600         13,508,000
-----------------------------------------------------------------
BISYS Group, Inc. (The)(a)             463,200         17,254,200
-----------------------------------------------------------------
BMC Software, Inc.(a)                1,000,000         83,000,000
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)        500,000         18,250,000
-----------------------------------------------------------------
Ceridian Corp.(a)                    1,000,000         49,625,000
-----------------------------------------------------------------
Computer Associates
  International, Inc.                1,875,000        110,859,375
-----------------------------------------------------------------
Computer Sciences Corp.(a)             700,000         51,975,000
-----------------------------------------------------------------
Compuware Corp.(a)                   1,000,000         52,750,000
-----------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              510,000          8,542,500
-----------------------------------------------------------------
DST Systems, Inc.(a)                 1,000,000         30,750,000
-----------------------------------------------------------------
Electronic Arts, Inc.(a)               850,000         31,875,000
-----------------------------------------------------------------
First Data Corp.                       600,000         47,850,000
-----------------------------------------------------------------
HBO & Co.                            1,000,000         60,125,000
-----------------------------------------------------------------
HPR, Inc.(a)                           500,000          7,000,000
-----------------------------------------------------------------
IDX Systems Corp.(a)                   306,900          9,053,550
-----------------------------------------------------------------
Integrated Systems, Inc.(a)            428,700         11,574,900
-----------------------------------------------------------------
Intuit, Inc.(a)                        750,000         20,250,000
-----------------------------------------------------------------
McAfee Associates, Inc.(a)           1,524,200         69,351,100
-----------------------------------------------------------------
Metromail Corp.                        500,000          9,187,500
-----------------------------------------------------------------
Microsoft Corp.(a)                   2,000,000        274,500,000
-----------------------------------------------------------------
National Data Corp.                    600,000         24,675,000
-----------------------------------------------------------------
Network General Corp.(a)(b)          2,185,000         52,713,125
-----------------------------------------------------------------
Oracle Corp.(a)                      2,499,950        105,779,134
-----------------------------------------------------------------
Parametric Technology Corp.(a)       2,400,000        117,300,000
-----------------------------------------------------------------
Physician Computer Network,
  Inc.(a)                            1,500,000         13,406,250
-----------------------------------------------------------------
Pure Atria Corp.(a)                     57,700          1,572,325
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)           1,696,300         47,708,438
-----------------------------------------------------------------
Sterling Software, Inc.(a)             500,000         16,250,000
-----------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                           1,100,000         19,525,000
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)           530,000         22,657,500
-----------------------------------------------------------------
Synopsys, Inc.(a)                    1,500,000         67,500,000
-----------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)        329,500          5,725,063
-----------------------------------------------------------------
Transition Systems, Inc.(a)             33,300            316,350
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Wind River Systems(a)                  300,000   $     12,750,000
-----------------------------------------------------------------
                                                    1,485,159,310
-----------------------------------------------------------------

CONGLOMERATES-0.63%

Corning, Inc.                        1,000,000         38,750,000
-----------------------------------------------------------------
Tyco International Ltd.                411,982         20,444,606
-----------------------------------------------------------------
U.S. Industries, Inc.(a)               500,000         13,500,000
-----------------------------------------------------------------
                                                       72,694,606
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ELECTRONIC COMPONENTS/MISCELLANEOUS-1.04%

AMETEK, Inc.                           200,000          3,975,000
-----------------------------------------------------------------
Berg Electronics Corp.(a)              500,000         14,125,000
-----------------------------------------------------------------
BMC Industries, Inc.                   500,000         14,812,500
-----------------------------------------------------------------
Checkpoint Systems, Inc.(a)            450,000         10,068,750
-----------------------------------------------------------------
Methode Electronics, Inc.-Class
  A                                    450,000          8,775,000
-----------------------------------------------------------------
Molex, Inc.-Class A                    234,375          7,587,890
-----------------------------------------------------------------
SCI Systems, Inc.(a)                   500,000         24,875,000
-----------------------------------------------------------------
Symbol Technologies, Inc.(a)           600,000         26,925,000
-----------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                              300,000          9,075,000
-----------------------------------------------------------------
                                                      120,219,140
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.11%

Imperial Credit Industries,
  Inc.(a)                              700,000         12,687,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.20%

Aames Financial Corp.                  309,100         13,793,587
-----------------------------------------------------------------
Beneficial Corp.                       400,000         23,400,000
-----------------------------------------------------------------
Capital One Financial Corp.          1,500,000         46,687,500
-----------------------------------------------------------------
Cityscape Financial Corp.(a)           474,300         12,213,225
-----------------------------------------------------------------
Concord EFS, Inc.(a)                    97,100          2,815,900
-----------------------------------------------------------------
Credit Acceptance Corp.(a)           1,128,800         30,477,600
-----------------------------------------------------------------
First USA, Inc.                        400,000         23,000,000
-----------------------------------------------------------------
Green Tree Financial Corp.           2,150,000         85,193,750
-----------------------------------------------------------------
Household International, Inc.          650,000         57,525,000
-----------------------------------------------------------------
MBNA Corp.                           1,500,000         56,625,000
-----------------------------------------------------------------
Money Store, Inc. (The)              1,250,000         32,187,500
-----------------------------------------------------------------
Olympic Financial Ltd.(a)            1,431,200         22,720,300
-----------------------------------------------------------------
PMT Services, Inc.(a)                  553,500         11,070,000
-----------------------------------------------------------------
Southern Pacific Funding
  Corp.(a)                             116,100          3,657,150
-----------------------------------------------------------------
Student Loan Marketing
  Association                          450,000         37,237,500
-----------------------------------------------------------------
SunAmerica, Inc.                       700,000         26,250,000
-----------------------------------------------------------------
                                                      484,854,012
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.17%

Washington Mutual, Inc.                458,400         19,367,400
-----------------------------------------------------------------

FOOD/PROCESSING-0.25%

Richfood Holdings, Inc.              1,182,100         28,518,163
-----------------------------------------------------------------

FUNERAL SERVICES-0.96%

Service Corp. International          3,000,000         85,500,000
-----------------------------------------------------------------
Stewart Enterprises, Inc.-Class
  A                                    750,000         25,687,500
-----------------------------------------------------------------
                                                      111,187,500
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
FURNITURE-0.26%

Leggett & Platt, Inc.                1,000,000   $     29,875,000
-----------------------------------------------------------------

GAMING-0.75%

GTECH Holdings Corp.(a)                750,000         22,125,000
-----------------------------------------------------------------
International Game Technology        1,875,000         39,609,375
-----------------------------------------------------------------
Trump Hotels & Casino Resorts,
  Inc.(a)(b)                         1,540,800         24,460,200
-----------------------------------------------------------------
                                                       86,194,575
-----------------------------------------------------------------

HOMEBUILDING-0.06%

Oakwood Homes Corp.                    250,000          6,625,000
-----------------------------------------------------------------

HOTELS/MOTELS-1.40%

Doubletree Corp.(a)                    652,800         26,479,200
-----------------------------------------------------------------
HFS, Inc.(a)                         1,200,000         87,900,000
-----------------------------------------------------------------
Promus Hotel Corp.(a)                  650,000         20,637,500
-----------------------------------------------------------------
Sun International Hotels Ltd.(a)       560,300         26,474,175
-----------------------------------------------------------------
                                                      161,490,875
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.64%

Compdent Corp.(a)(b)                   700,000         24,062,500
-----------------------------------------------------------------
Conseco, Inc.                          500,000         26,750,000
-----------------------------------------------------------------
RISCORP, Inc.-Class A(a)               172,300            861,500
-----------------------------------------------------------------
United Companies Financial Corp.       750,000         22,406,250
-----------------------------------------------------------------
                                                       74,080,250
-----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-1.02%

CapMAC Holdings Inc.(b)                850,000         28,368,750
-----------------------------------------------------------------
MGIC Investment Corp.                1,250,000         85,781,250
-----------------------------------------------------------------
Progressive Corp.                       44,900          3,086,875
-----------------------------------------------------------------
                                                      117,236,875
-----------------------------------------------------------------

LEISURE & RECREATION-0.98%

Callaway Golf Co.                    1,250,000         38,281,250
-----------------------------------------------------------------
Harley-Davidson, Inc.                1,000,000         45,125,000
-----------------------------------------------------------------
Mattel, Inc.                           625,000         18,046,875
-----------------------------------------------------------------
Speedway Motorsports, Inc.(a)          511,200         11,693,700
-----------------------------------------------------------------
                                                      113,146,825
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.35%

Pentair, Inc.                          500,000         12,625,000
-----------------------------------------------------------------
Thermo Electron Corp.(a)               750,000         27,375,000
-----------------------------------------------------------------
                                                       40,000,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-1.51%

Cardinal Health, Inc.                1,400,000        109,900,000
-----------------------------------------------------------------
Curative Technologies, Inc.(a)         265,000          6,028,750
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          250,000          8,625,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       750,000         21,843,750
-----------------------------------------------------------------
Jones Medical Industries, Inc.         402,350         17,502,225
-----------------------------------------------------------------
Parexel International Corp.(a)         217,100         10,637,900
-----------------------------------------------------------------
                                                      174,537,625
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-7.66%

American HomePatient Inc.(a)(b)        750,000         17,812,500
-----------------------------------------------------------------
American Medical Response,
  Inc.(a)                              300,000          9,000,000
-----------------------------------------------------------------
American Oncology Resources,
  Inc.(a)                              336,900          2,695,200
-----------------------------------------------------------------
Apria Healthcare Group,
  Inc.(a)(b)                         1,750,000         33,468,750
-----------------------------------------------------------------
ClinTrials Research Inc.(a)            243,300          9,032,513
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Columbia/HCA Healthcare Corp.        2,625,000   $     93,843,750
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)     1,000,000         22,875,000
-----------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                           2,250,000         55,406,250
-----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                    2,999,987         65,999,714
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 3,071,000        115,162,500
-----------------------------------------------------------------
Lincare Holdings, Inc.(a)            1,000,000         37,500,000
-----------------------------------------------------------------
Manor Care, Inc.                     1,000,000         39,250,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                   800,000         16,900,000
-----------------------------------------------------------------
OccuSystems, Inc.(a)                   430,000         11,771,250
-----------------------------------------------------------------
OrNda HealthCorp(a)                  2,000,000         54,500,000
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              524,200          7,535,375
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)         1,498,600         68,186,300
-----------------------------------------------------------------
PhyCor, Inc.(a)                      1,050,000         32,550,000
-----------------------------------------------------------------
Physicians Resource Group,
  Inc.(a)                              500,000         13,500,000
-----------------------------------------------------------------
Quorum Health Group, Inc.(a)           600,000         16,200,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)            2,250,000         46,968,750
-----------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                              550,000         21,450,000
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                    1,350,000         33,750,000
-----------------------------------------------------------------
Vencor, Inc.(a)                      2,000,000         59,250,000
-----------------------------------------------------------------
                                                      884,607,852
-----------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-4.32%

Advanced Technology
  Laboratories, Inc.(a)                650,000         19,825,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)           1,014,552         55,166,265
-----------------------------------------------------------------
CardioThoracic Systems, Inc.(a)        250,000          4,750,000
-----------------------------------------------------------------
Dentsply International, Inc.           550,000         23,168,750
-----------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(a)(b)                         1,160,400         25,528,800
-----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)          1,000,000         39,250,000
-----------------------------------------------------------------
Invacare Corp.                         885,200         24,785,600
-----------------------------------------------------------------
Medtronic, Inc.                        500,000         32,187,500
-----------------------------------------------------------------
Nellcor Puritan Bennett, Inc.(a)       500,000          9,750,000
-----------------------------------------------------------------
Omnicare, Inc.                       2,000,000         54,500,000
-----------------------------------------------------------------
Physician Sales & Service,
  Inc.(a)                              750,000         15,937,500
-----------------------------------------------------------------
Quintiles Transnational Corp.(a)       500,000         32,875,000
-----------------------------------------------------------------
Spine-Tech, Inc.(a)                     57,600          1,454,400
-----------------------------------------------------------------
St. Jude Medical, Inc.(a)              780,200         30,817,900
-----------------------------------------------------------------
Steris Corp.(a)                        825,000         31,143,750
-----------------------------------------------------------------
Sybron International Corp.(a)        2,000,000         58,250,000
-----------------------------------------------------------------
Target Therapeutics, Inc.(a)           225,000          8,325,000
-----------------------------------------------------------------
US Surgical Corp.                      750,000         31,406,250
-----------------------------------------------------------------
                                                      499,121,715
-----------------------------------------------------------------
OFFICE PRODUCTS-0.52%

Avery Dennison Corp.                   300,000         19,762,500
-----------------------------------------------------------------
Reynolds & Reynolds Co.-Class A      1,517,100         40,013,513
-----------------------------------------------------------------
                                                       59,776,013
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.35%

Reading & Bates Corp.(a)             1,400,000         40,250,000
-----------------------------------------------------------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.52%
Burlington Resources, Inc.             750,000         37,781,250
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Transocean Offshore Inc.               350,000   $     22,137,500
-----------------------------------------------------------------
                                                       59,918,750
-----------------------------------------------------------------
OIL & GAS (SERVICES)-0.52%
Camco International, Inc.              613,700         23,780,875
-----------------------------------------------------------------
Global Marine, Inc.(a)               2,000,000         36,750,000
-----------------------------------------------------------------
                                                       60,530,875
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.18%

Baker Hughes, Inc.                   1,000,000         35,625,000
-----------------------------------------------------------------
Cooper Cameron Corp.(a)                 27,500          1,756,563
-----------------------------------------------------------------
Diamond Offshore Drilling,
  Inc.(a)                            1,000,000         60,875,000
-----------------------------------------------------------------
ENSCO International, Inc.(a)           750,000         32,437,500
-----------------------------------------------------------------
Marine Drilling Co., Inc.(a)         2,000,000         27,750,000
-----------------------------------------------------------------
Pride Petroleum Services,
  Inc.(a)                              518,700          9,077,250
-----------------------------------------------------------------
Rowan Co., Inc.(a)                   1,300,000         29,087,500
-----------------------------------------------------------------
Smith International, Inc.(a)           750,000         28,500,000
-----------------------------------------------------------------
Varco International, Inc.(a)         1,326,100         26,190,475
-----------------------------------------------------------------
                                                      251,299,288
-----------------------------------------------------------------

POLLUTION CONTROL-0.51%

United Waste Systems, Inc.(a)          592,200         20,356,875
-----------------------------------------------------------------
US Filter Corp.(a)                     206,000          7,107,000
-----------------------------------------------------------------
USA Waste Services, Inc.(a)          1,000,000         32,000,000
-----------------------------------------------------------------
                                                       59,463,875
-----------------------------------------------------------------

PUBLISHING-0.28%

Gartner Group, Inc.(a)                 608,200         18,702,150
-----------------------------------------------------------------
Times Mirror Co. (The)                 300,000         13,875,000
-----------------------------------------------------------------
                                                       32,577,150
-----------------------------------------------------------------

RESTAURANTS-1.30%

Apple South, Inc.                      500,000          5,875,000
-----------------------------------------------------------------
Applebee's International, Inc.         843,600         20,562,750
-----------------------------------------------------------------
Brinker International, Inc.(a)       1,400,000         23,800,000
-----------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                          500,000         10,187,500
-----------------------------------------------------------------
Lone Star Steakhouse & Saloon,
  Inc.(a)                            1,250,000         32,031,250
-----------------------------------------------------------------
Outback Steakhouse, Inc.(a)            750,000         17,390,625
-----------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                      750,000         15,562,500
-----------------------------------------------------------------
Starbucks Corp.(a)                     750,000         24,375,000
-----------------------------------------------------------------
                                                      149,784,625
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-3.13%

American Stores Co.                  1,000,000         41,375,000
-----------------------------------------------------------------
Eckerd Corp.(a)                      1,262,800         35,042,700
-----------------------------------------------------------------
Kroger Co. (The)(a)                  1,200,000         53,550,000
-----------------------------------------------------------------
Revco D.S., Inc.(a)                  1,000,000         30,125,000
-----------------------------------------------------------------
Safeway, Inc.(a)                     2,000,000         85,750,000
-----------------------------------------------------------------
Thrifty PayLess Holdings,
  Inc.(a)                            1,513,800         32,357,475
-----------------------------------------------------------------
Vons Companies, Inc. (The)           1,500,000         83,062,500
-----------------------------------------------------------------
                                                      361,262,675
-----------------------------------------------------------------

RETAIL (STORES)-10.61%

AutoZone, Inc.(a)                    1,500,000         38,437,500
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)           1,000,000         25,250,000
-----------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                             293,100          5,568,900
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
RETAIL (STORES)-(CONTINUED)

CDW Computer Centers, Inc.(a)          650,000   $     40,909,373
-----------------------------------------------------------------
Claire's Stores, Inc.                  400,000          6,800,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                     1,000,000         46,250,000
-----------------------------------------------------------------
Consolidated Stores Corp.(a)         1,600,000         61,800,000
-----------------------------------------------------------------
Corporate Express, Inc.(a)           1,090,000         35,561,250
-----------------------------------------------------------------
Dayton Hudson Corp.                  1,500,000         51,937,500
-----------------------------------------------------------------
Dillard Department Stores, Inc.        500,000         15,875,000
-----------------------------------------------------------------
Dollar General Corp.                 1,087,093         30,166,830
-----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            600,000         22,650,000
-----------------------------------------------------------------
Finish Line, Inc. (The) Class
  A(a)                                 422,700         17,964,750
-----------------------------------------------------------------
Gap, Inc. (The)                      1,000,000         29,000,000
-----------------------------------------------------------------
Global DirectMail Corp.(a)             700,000         34,475,000
-----------------------------------------------------------------
Gymboree Corp.(a)(b)                 1,447,000         45,218,750
-----------------------------------------------------------------
Home Depot, Inc.                       100,000          5,475,000
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)           600,000         18,750,000
-----------------------------------------------------------------
Kohl's Corp.(a)                        838,600         30,189,600
-----------------------------------------------------------------
Lowe's Co., Inc.                     1,000,000         40,375,000
-----------------------------------------------------------------
Men's Wearhouse, Inc.
  (The)(a)(b)                        1,075,050         22,172,906
-----------------------------------------------------------------
Meyer (Fred), Inc.(a)                  700,000         24,587,500
-----------------------------------------------------------------
Micro Warehouse, Inc.(a)             1,250,000         28,750,000
-----------------------------------------------------------------
Neiman Marcus Group, Inc.
  (The)(a)                             300,000          9,787,500
-----------------------------------------------------------------
Oakley, Inc.(a)                      2,000,000         29,750,000
-----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack           1,250,000         43,750,000
-----------------------------------------------------------------
Petco Animal Supplies,
  Inc.(a)(b)                           675,000         15,862,500
-----------------------------------------------------------------
PETsMART, Inc.(a)                    2,000,000         54,000,000
-----------------------------------------------------------------
Ross Stores, Inc.                      437,200         18,143,800
-----------------------------------------------------------------
Saks Holdings, Inc.(a)                 272,900          9,551,500
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)      1,500,000         36,375,000
-----------------------------------------------------------------
Staples, Inc.(a)                     4,000,000         74,500,000
-----------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                              628,900          5,581,489
-----------------------------------------------------------------
Tech Data Corp.(a)                   1,500,000         38,625,000
-----------------------------------------------------------------
Tiffany & Co.                          758,900         28,079,300
-----------------------------------------------------------------
TJX Companies, Inc.                    750,000         30,000,000
-----------------------------------------------------------------
Toys "R" Us, Inc.(a)                 2,000,000         67,750,000
-----------------------------------------------------------------
Viking Office Products, Inc.(a)      2,500,000         72,812,500
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)               500,000         13,750,000
-----------------------------------------------------------------
                                                    1,226,483,448
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.08%

Input/Output, Inc.(a)                  300,000          8,925,000
-----------------------------------------------------------------

SEMICONDUCTORS-2.68%

Altera Corp.(a)                        750,000         46,500,000
-----------------------------------------------------------------
Intel Corp.                          2,200,000        241,725,000
-----------------------------------------------------------------
Solectron Corp.(a)                     300,000         16,050,000
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         150,000          4,781,250
-----------------------------------------------------------------
                                                      309,056,250
-----------------------------------------------------------------

SHOES & RELATED APPAREL-1.08%

Nike, Inc.-Class B                   1,000,000         58,875,000
-----------------------------------------------------------------
Nine West Group, Inc.(a)             1,100,000         54,862,500
-----------------------------------------------------------------
Wolverine World Wide, Inc.             450,000         11,137,500
-----------------------------------------------------------------
                                                      124,875,000
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
TELECOMMUNICATIONS-5.33%

ACC Corp.                              358,350   $     15,229,875
-----------------------------------------------------------------
ADC Telecommunications, Inc.(a)      1,500,000        102,562,500
-----------------------------------------------------------------
Allen Group, Inc.                      596,700          9,472,613
-----------------------------------------------------------------
Andrew Corp.(a)                      1,750,000         85,312,500
-----------------------------------------------------------------
Aspect Telecommunications
  Corp.(a)                             550,000         32,725,000
-----------------------------------------------------------------
Billing Information Concepts(a)        400,000         10,450,000
-----------------------------------------------------------------
Frontier Corp.                       1,000,000         29,000,000
-----------------------------------------------------------------
MCI Communications Corp.             2,000,000         50,250,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)       1,366,100         94,090,138
-----------------------------------------------------------------
PictureTel Corp.(a)                    500,000         13,500,000
-----------------------------------------------------------------
Premiere Technologies, Inc.(a)          50,300            817,375
-----------------------------------------------------------------
Premisys Communications, Inc.(a)       500,000         25,000,000
-----------------------------------------------------------------
QUALCOMM, Inc.(a)                      600,000         23,850,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                       800,000         68,100,000
-----------------------------------------------------------------
U.S. Long Distance Corp.(a)            343,300          2,875,138
-----------------------------------------------------------------
United States Satellite
  Broadcasting
  Company, Inc.(a)                     412,100          6,645,112
-----------------------------------------------------------------
Western Wireless Corp.-Class
  A(a)(b)                              550,000          9,075,000
-----------------------------------------------------------------
WorldCom, Inc.(a)                    1,500,000         36,562,500
-----------------------------------------------------------------
                                                      615,517,751
-----------------------------------------------------------------

TELEPHONE-0.23%

Century Telephone Enterprises,
  Inc.                                  55,700          1,789,363
-----------------------------------------------------------------
Cincinnati Bell, Inc.                  500,000         24,687,500
-----------------------------------------------------------------
                                                       26,476,863
-----------------------------------------------------------------

TEXTILES-1.78%

Designer Holdings Ltd.(a)              250,000          4,781,250
-----------------------------------------------------------------
Liz Claiborne, Inc.                  1,250,000         52,812,500
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)         1,200,000         36,900,000
-----------------------------------------------------------------
Russell Corp.                        1,000,000         28,375,000
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)              1,000,000         52,000,000
-----------------------------------------------------------------
Unifi, Inc.                            978,600         30,458,926
-----------------------------------------------------------------
                                                      205,327,676
-----------------------------------------------------------------

TRANSPORTATION
  (MISCELLANEOUS)-0.16%

AirNet Systems, Inc.(a)                560,000          7,280,000
-----------------------------------------------------------------
Rural/Metro Corp.(a)                   300,000         10,950,000
-----------------------------------------------------------------
                                                       18,230,000
-----------------------------------------------------------------

TRUCKING-0.10%

USFreightways Corp.                    550,000         12,031,250
-----------------------------------------------------------------
    Total Domestic Common Stocks                    9,806,505,142
-----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-3.85%

CANADA-0.73%

Agrium, Inc. (Chemicals)               891,100         11,918,463
-----------------------------------------------------------------
Newbridge Networks Corp.
  (Computer Networking)(a)           1,500,000         47,437,500
-----------------------------------------------------------------
Potash Corp. of Saskatchewan
  Inc. (Metals-Miscellaneous)          350,000         24,806,250
-----------------------------------------------------------------
                                                       84,162,213
-----------------------------------------------------------------

FRANCE-0.12%

Roussel-Uclaf (Medical-Drugs)           50,580         13,385,768
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
IRELAND-0.50%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                 49,400   $      2,717,000
-----------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                 2,000,000         55,500,000
-----------------------------------------------------------------
                                                       58,217,000
-----------------------------------------------------------------

ISRAEL-0.30%

ECI Telecommunications Ltd.
  Designs (Computer
  Networking)(a)                     1,250,000         25,000,000
-----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)             225,000          9,421,875
-----------------------------------------------------------------
                                                       34,421,875
-----------------------------------------------------------------

ITALY-0.30%

Fila Holding S.p.A.-ADR
  (Retail/Stores)                      425,000         30,600,000
-----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)               1,074,000          2,214,550
-----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               1,074,000          2,401,456
-----------------------------------------------------------------
                                                       35,216,006
-----------------------------------------------------------------

NETHERLANDS-0.54%

Baan Co. N.V. (Computer
  Software/Services)(a)                800,000         29,600,000
-----------------------------------------------------------------
Gucci Group NV-ADR (Textiles)          385,000         26,565,000
-----------------------------------------------------------------
Ver Ned Uitgever Bezit
  (Publishing)                         328,500          5,963,223
-----------------------------------------------------------------
                                                       62,128,223
-----------------------------------------------------------------

SWEDEN-0.54%

Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)               2,250,000         62,156,250
-----------------------------------------------------------------

SWITZERLAND-0.05%

Ciba-Geigy AG (Chemicals)                5,000          6,159,018
-----------------------------------------------------------------

UNITED KINGDOM-0.77%

Burton Group PLC (Retail-Stores)     2,700,000          6,558,838
-----------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                1,937,500         76,773,438
-----------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                          390,000          5,608,154
-----------------------------------------------------------------
                                                       88,940,430
-----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                                444,786,783
-----------------------------------------------------------------

                                   PRINCIPAL          MARKET
                                     AMOUNT           VALUE
CONVERTIBLE CORPORATE
  BONDS-0.07%

FINANCE (CONSUMER CREDIT)-0.07%

Cityscape Financial Corp., Conv.
  Sub. Deb.
  6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $10,090,613)(c)            $  7,815,000   $      8,252,260
-----------------------------------------------------------------
      Total Convertible Corporate Bonds                 8,252,260
-----------------------------------------------------------------

REPURCHASE AGREEMENTS-5.65%(d)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(e)                38,201,444         38,201,444
-----------------------------------------------------------------
SBC Capital Markets Inc.,
  5.55%, 11/01/96(f)               179,000,000        179,000,000
-----------------------------------------------------------------
Smith Barney Shearson Inc.,
  5.60%, 11/01/96(g)               173,000,000        173,000,000
-----------------------------------------------------------------
UBS Securities Inc., 5.60%,
  11/01/96(h)                      262,043,993        262,003,237
-----------------------------------------------------------------
      Total Repurchase Agreements                     652,204,681
-----------------------------------------------------------------

U.S. TREASURY SECURITIES-5.42%

U.S. TREASURY BILLS-5.42%(i)

5.18%, 12/26/96(j)                 208,115,000        206,624,896
-----------------------------------------------------------------
5.05%, 01/02/97(j)                 387,710,000        384,542,409
-----------------------------------------------------------------
4.53%, 02/06/97                     35,000,000         34,536,950
-----------------------------------------------------------------
      Total U.S. Treasury
         Securities                                   625,704,255
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.90%                           11,537,453,121
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.10%                                    11,087,841
-----------------------------------------------------------------
NET ASSETS-100.00%                               $ 11,548,540,962
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of October 31, 1996 was $358,443,781 which represented 3.10% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at October 31, 1996 was $8,252,260, which represents 0.07% of net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collaterized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collaterized by $691,506,000 U.S. Treasury obligations 0% to 9.125% due 11/30/96 to 10/31/01.
(g) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,031,111. Collaterized by $254,910,124 U.S. Treasury obligations, 0% to 9.50% due 11/15/96 to 09/01/34.
(h) Joint repurchase agreement entered into 10/31/96 with a maturing value of $300,046,667. Collaterized by $609,995,215 U.S. Government agency obligations 0% to 11.00% due 05/01/09 to 03/01/33.
(i) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(j) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:

ADR-American Depository Receipt
Conv.-Convertible
Deb.-Debentures
Sub.-Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $8,806,097,768)                         $11,537,453,121
---------------------------------------------------------
Foreign currencies, at market value
  (cost $26,216)                                   26,258
---------------------------------------------------------
Receivables for:
  Investments sold                             15,784,521
---------------------------------------------------------
  Capital stock sold                           46,649,903
---------------------------------------------------------
  Dividends and interest                        2,142,548
---------------------------------------------------------
  Variation margin                              6,284,875
---------------------------------------------------------
Investment for deferred compensation
  plan                                             63,878
---------------------------------------------------------
Other assets                                       58,196
---------------------------------------------------------
      Total assets                         11,608,463,300
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        30,867,907
---------------------------------------------------------
  Capital stock reacquired                     16,227,770
---------------------------------------------------------
  Deferred compensation                            63,878
---------------------------------------------------------
Accrued advisory fees                           6,018,167
---------------------------------------------------------
Accrued administrative services fees               19,531
---------------------------------------------------------
Accrued directors' fees                             4,297
---------------------------------------------------------
Accrued distribution fees                       2,890,747
---------------------------------------------------------
Accrued transfer agent fees                     2,020,918
---------------------------------------------------------
Accrued operating expenses                      1,809,123
---------------------------------------------------------
      Total liabilities                        59,922,338
---------------------------------------------------------
Net assets applicable to shares
  outstanding                             $11,548,540,962
=========================================================
NET ASSETS:
Class A                                   $11,255,506,428
=========================================================
Institutional Class                       $   293,034,534
=========================================================
CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 441,753,223
=========================================================
Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  11,265,330
=========================================================
CLASS A:
  Net asset value and redemption price
    per share                             $         25.48
=========================================================
  Offering price per share:
    (Net asset value of $25.48 divided by
      94.50%)                             $         26.96
=========================================================
INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share            $         26.01
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $366,503 foreign
  withholding tax)                         $   21,861,327
---------------------------------------------------------
Interest                                       60,273,163
---------------------------------------------------------
    Total investment income                    82,134,490
---------------------------------------------------------

EXPENSES:

Advisory fees                                  59,483,795
---------------------------------------------------------
Administrative service fees                       212,800
---------------------------------------------------------
Custodian fees                                    611,167
---------------------------------------------------------
Directors' fees                                    54,355
---------------------------------------------------------
Distribution fees-Class A                      27,788,170
---------------------------------------------------------
Transfer agent fees-Class A                    17,524,711
---------------------------------------------------------
Transfer agent fees-Institutional Class            16,972
---------------------------------------------------------
Other                                           3,499,379
---------------------------------------------------------
      Total expenses                          109,191,349
---------------------------------------------------------
Less: Fees waived by advisor                   (1,869,383)
---------------------------------------------------------
    Expenses paid indirectly                     (144,866)
---------------------------------------------------------
      Net expenses                            107,177,100
---------------------------------------------------------
Net investment income (loss)                  (25,042,610)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       347,014,327
---------------------------------------------------------
  Foreign currencies                             (475,360)
---------------------------------------------------------
  Futures contracts                            47,580,962
---------------------------------------------------------
                                              394,119,929
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                       651,403,520
---------------------------------------------------------
  Foreign currencies                              146,156
---------------------------------------------------------
  Futures contracts                            21,195,970
---------------------------------------------------------
                                              672,745,646
---------------------------------------------------------
      Net gain on investment securities,
         foreign currencies and futures
         contracts                          1,066,865,575
---------------------------------------------------------
Net increase in net assets resulting
  from operations                          $1,041,822,965
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                             1996                1995
OPERATIONS:

  Net investment income (loss)                                                          $   (25,042,610)    $  (16,016,980)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                                                394,119,929        237,427,697
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies and futures contracts                                                672,745,646      1,307,034,097
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                               1,041,822,965      1,528,444,814
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (233,242,373)      (107,823,749)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (4,789,469)        (1,218,145)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                 3,470,281,071      1,878,176,040
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                       135,200,711         75,813,810
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                         4,409,272,905      3,373,392,770
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                                     7,139,268,057      3,765,875,287
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                                         $11,548,540,962     $7,139,268,057
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                                            $ 8,408,805,783     $4,828,771,443
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                   (124,538)           (54,010)
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies
    and futures contracts                                                                   388,200,602        231,637,155
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                             2,751,659,115      2,078,913,469
--------------------------------------------------------------------------------------------------------------------------
                                                                                        $11,548,540,962     $7,139,268,057
==========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, $475,360 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments on foreign currency transactions. In addition, $25,447,442 was reclassified from undistributed net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1996, AIM waived fees of $1,869,383. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $212,800 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the year ended October 31, 1996, AFS was paid $8,671,663 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $16,972 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $132,361 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $12,505 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of Fund's total expenses of $144,866 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-l under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the year ended October 31, 1996, the Class A shares paid AIM Distributors $27,788,170 as compensation under the Plan.
  AIM Distributors received commissions of $19,558,836 from Class A capital stock transactions during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996 the Fund paid legal fees of $21,521 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $83,000,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $7,936,731,509 and $5,239,321,023, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                  $3,001,882,643
-------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (273,922,974)
-------------------------------------------------------
Net unrealized appreciation of
  investment securities                  $2,727,959,669
=======================================================

Cost of investments for tax purposes is $8,809,493,452.

NOTE 6-FUTURES CONTRACT

On October 31, 1996, $25,487,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at October 31, 1996:

     (Contracts--$500 times index/delivery month/commitment)

                                          UNREALIZED
                                         APPRECIATION
S&P 500 Index/1,835 contracts/Dec.
  96/Buy                                 $ 20,302,845
=======================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                               1996                             1995
                  ------------------------------   ------------------------------
                     SHARES          AMOUNT           SHARES          AMOUNT
                  ------------   ---------------   ------------   ---------------
Sold:
 Class A           282,903,859   $ 6,791,107,589    214,014,863   $ 4,411,919,689
---------------------------------------------------------------------------------
 Institutional
   Class             7,711,696       189,568,037      5,036,915       105,368,663
---------------------------------------------------------------------------------
Issued as
 reinvestment of
 dividends:
 Class A            10,007,849       218,670,843      6,006,043        99,940,399
---------------------------------------------------------------------------------
 Institutional
   Class               200,095         4,444,113         60,580         1,019,563
---------------------------------------------------------------------------------
Reacquired:
 Class A          (146,642,433)   (3,539,497,361)  (128,002,913)   (2,633,684,048)
---------------------------------------------------------------------------------
 Institutional
   Class            (2,422,264)      (58,811,439)    (1,476,157)      (30,574,416)
---------------------------------------------------------------------------------
                   151,758,802   $ 3,605,481,782     95,639,331   $ 1,953,989,850
=================================================================================

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the eight-year period ended October 31, 1996, the ten months ended October 31, 1988, and the year ended December 31, 1987.(a)

                                                                          OCTOBER 31,
                                  ---------------------------------------------------------------------------------------------
                                     1996               1995          1994           1993         1992        1991       1990
                                  -----------        ----------    ----------     ----------    --------    --------    -------
Net asset value, beginning of
  period                          $     23.69        $    18.31    $    17.04     $    13.25    $  11.72    $   6.59    $  9.40
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
Income from investment
  operations:
    Net investment income (loss)        (0.06)            (0.05)        (0.02)         (0.04)      (0.04)      (0.03)     (0.03)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
    Net gains (losses) on
      securities (both realized
      and unrealized)                    2.60              5.95          1.29           3.83        1.76        5.16      (1.23)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
        Total from investment
          operations                     2.54              5.90          1.27           3.79        1.72        5.13      (1.26)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
Less distributions:
    Dividends from net
      investment income                    --                --            --             --          --          --      (0.01)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
    Distributions from capital
      gains                             (0.75)            (0.52)           --             --       (0.19)         --      (1.54)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
        Total distributions             (0.75)            (0.52)           --             --       (0.19)         --      (1.55)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
Net asset value, end of period    $     25.48        $    23.69    $    18.31     $    17.04    $  13.25    $  11.72    $  6.59
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Total return(c)                         11.26%            33.43%         7.45%         28.60%      14.82%      77.85%    (16.17)%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                        $11,255,506        $7,000,350    $3,726,029     $2,756,497    $966,472    $342,835    $83,304
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Ratio of expenses to average net
  assets(d)                              1.14%(e)(f)       1.16%         1.20%          1.22%       1.21%       1.35%      1.37%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Ratio of net investment income
  (loss) to average net
  assets(g)                             (0.27)%(e)        (0.32)%       (0.15)%        (0.31)%     (0.42)%     (0.41)%    (0.44)%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Portfolio turnover rate                    58%               45%           79%            70%         62%        109%       192%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average broker commission
  rate(i)                         $    0.0596               N/A           N/A            N/A         N/A         N/A        N/A
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)             --                --            --             --          --          --         --
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average amount of debt
  outstanding during the period
  (000s omitted)(j)                        --                --            --             --          --          --    $ 2,344
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average amount of shares
  outstanding during the period
  (000s omitted)(j)                   381,030           244,731       182,897        124,101      55,902      21,205     11,397
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average amount of debt per share
  during the period                        --                --            --             --          --          --    $  0.21
================================  ===========        ==========    ==========     ==========    ========    ========    =======


                                                       DECEMBER 31,
                                   1989      1988(b)       1987
                                  -------    -------   ------------
Net asset value, beginning of
  period                          $  7.34    $  6.35     $  10.58
--------------------------------  -------    -------     --------
Income from investment
  operations:
    Net investment income (loss)     0.01      (0.03)       (0.05)
--------------------------------  -------    -------     --------
    Net gains (losses) on
      securities (both realized
      and unrealized)                2.46       1.02         0.36
--------------------------------  -------    -------     --------
        Total from investment
          operations                 2.47       0.99         0.31
--------------------------------  -------    -------     --------
Less distributions:
    Dividends from net
      investment income                --         --           --
--------------------------------  -------    -------     --------
    Distributions from capital
      gains                         (0.41)        --        (4.54)
--------------------------------  -------    -------     --------
        Total distributions         (0.41)        --        (4.54)
--------------------------------  -------    -------     --------
Net asset value, end of period    $  9.40    $  7.34     $   6.35
================================  =======    =======     ========
Total return(c)                     35.50%     15.59%        2.85%
================================  =======    =======     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                        $74,731    $78,272     $ 71,418
================================  =======    =======     ========
Ratio of expenses to average net
  assets(d)                          1.36%      1.30%(h)     1.11%
================================  =======    =======     ========
Ratio of net investment income
  (loss) to average net
  assets(g)                          0.07%     (0.57)       (0.41)%
================================  =======    =======     ========
Portfolio turnover rate               149%       131%         135%
================================  =======    =======     ========
Average broker commission
  rate(i)                             N/A        N/A          N/A
================================  =======    =======     ========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)    $ 9,610    $ 5,266     $    109
================================  =======    =======     ========
Average amount of debt
  outstanding during the period
  (000s omitted)(j)               $ 2,609    $ 2,148     $  2,366
================================  =======    =======     ========
Average amount of shares
  outstanding during the period
  (000s omitted)(j)                10,050     10,845        9,668
================================  =======    =======     ========
Average amount of debt per share
  during the period               $  0.26    $  0.20     $   0.24
================================  =======    =======     ========
(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on June 19,
    1987.
(b) The Fund changed investment advisors on September 30, 1988.
(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(d) Ratios of expenses prior to waiver of advisory fees are 1.16%, 1.18% and 1.21% for the years 1996-1994, respectively.
(e) Ratios are based on average net assets of $9,262,723,318.
(f) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(g) Ratios of net investment income (loss) prior to waiver of advisory fees are (0.29)%, (0.34)% and (0.16)% for the years
    1996-1994, respectively.
(h) Annualized.
(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(j) Averages computed on a daily basis.

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Constellation Fund:
                      We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

DIRECTORS & OFFICERS                      OFFICERS                               OFFICE OF THE FUND

Board of Directors                        Charles T. Bauer                       11 Greenway Plaza
Charles T. Bauer                          Chairman                               Suite 1919
Chairman and Chief Executive Officer                                             Houston, TX 77046
A I M Management Group Inc.               Robert H. Graham
                                          President                              INVESTMENT ADVISOR
Bruce L. Crockett                                                                A I M Advisors, Inc.
Formerly Director, President, and Chief   John J. Arthur                         11 Greenway Plaza
Executive Officer                         Senior Vice President and Treasurer    Suite 1919
COMSAT Corporation                                                               Houston, TX 77046
                                          Gary T. Crum
Owen Daly II                              Senior Vice President                  TRANSFER AGENT
Director                                                                         A I M Fund Services, Inc.
Cortland Trust Inc.                       Scott G. Lucas                         P.O. Box 4739
                                          Senior Vice President                  Houston, TX 77210-4739
Carl Frischling
Partner                                   Carol F. Relihan                       CUSTODIAN
Kramer, Levin, Naftalis & Frankel         Senior Vice President and Secretary    State Street Bank & Trust
                                                                                 225 Franklin Street
Robert H. Graham                          Jonathan C. Schoolar                   Boston, MA 02110
President and Chief Operating Officer     Senior Vice President
A I M Management Group Inc.                                                      COUNSEL TO THE FUND
                                          Melville B. Cox                        Ballard Spahr
John F. Kroeger                           Vice President                         Andrews & Ingersoll
Formerly Consultant                                                              1735 Market Street
Wendell & Stockel Associates, Inc.        Dana R. Sutton                         Philadelphia, PA 19103
                                          Vice President and Assistant Treasurer
Lewis F. Pennock                                                                 COUNSEL TO THE DIRECTORS
Attorney                                  P. Michelle Grace                      Kramer, Levin, Naftalis & Frankel
                                          Assistant Secretary                    919 Third Avenue
Ian W. Robinson                                                                  New York, NY 10022
Consultant; Formerly Executive            David L. Kite
Vice President and                        Assistant Secretary                    DISTRIBUTOR
Chief Financial Officer                                                          A I M Distributors, Inc.
Bell Atlantic Management                  Nancy L. Martin                        11 Greenway Plaza
Services, Inc.                            Assistant Secretary                    Suite 1919
                                                                                 Houston, TX 77046
Louis S. Sklar                            Ofelia M. Mayo
Executive Vice President                  Assistant Secretary                    AUDITORS
Hines Interests                                                                  KPMG Peat Marwick LLP
Limited Partnership                       Kathleen J. Pflueger                   700 Louisiana
                                          Assistant Secretary                    NationsBank Bldg.
                                                                                 Houston, TX 77002
                                          Samuel D. Sirko
                                          Assistant Secretary

                                          Stephen I. Winer
                                          Assistant Secretary

                                          Mary J. Benson
                                          Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund distributed long-term capital gains of $0.752 per share during its tax year ended October 31, 1996.

                                         THE AIM FAMILY OF FUNDS -- Registered
                                                                    Trademark --

    [Photo of                            AGGRESSIVE GROWTH
11 Greenway Plaza                        AIM Aggressive Growth Fund*
  appears here]                          AIM Capital Development Fund
                                         AIM Constellation Fund
                                         AIM Global Aggressive Growth Fund

                                         GROWTH
                                         AIM Blue Chip Fund
                                         AIM Global Growth Fund
                                         AIM Growth Fund
                                         AIM International Equity Fund
                                         AIM Value Fund
                                         AIM Weingarten Fund

                                         GROWTH AND INCOME
                                         AIM Balanced Fund
                                         AIM Charter Fund

                                         INCOME AND GROWTH
                                         AIM Global Utilities Fund

                                         HIGH CURRENT INCOME
                                         AIM High Yield Fund

                                         CURRENT INCOME
                                         AIM Global Income Fund
                                         AIM Income Fund

                                         CURRENT TAX-FREE INCOME
                                         AIM Municipal Bond Fund
                                         AIM Tax-Exempt Bond Fund of CT
                                         AIM Tax-Free Intermediate Shares

                                         CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                         AIM Intermediate Government Fund

                                         HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                         AIM Limited Maturity Treasury Shares

                                         STABILITY, LIQUIDITY, AND CURRENT INCOME
                                         AIM Money Market Fund

                                         STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                         AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has          *AIM Aggressive Growth Fund was closed
provided leadership in the mutual fund   to new investors on July 18, 1995. For
industry since 1976 and currently        more complete information about any AIM
manages approximately $60 billion in     Fund(s), including sales charges and
assets for more than 3.5 million         expenses, ask your financial consultant
shareholders, including individual       or securities dealer for a free
investors, corporate clients, and        prospectus(es). Please read the
financial institutions. The AIM Family   prospectus(es) carefully before you
of Funds -- Registered Trademark --      invest or send money.
is distributed nationwide, and AIM
today ranks among the nation's top 15
mutual fund companies in assets under
management, according to Lipper
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                          ---------------
A I M Distributors, Inc.                                            BULK RATE
11 Greenway Plaza, Suite 1919                                      U.S. POSTAGE
Houston, TX 77046                                                      PAID
                                                                   HOUSTON, TX
                                                                 Permit No. 1919
                                                                 ---------------